Somerset Exchange Fund


Annual Report
December 31, 2000


Somerset Exchange Fund, December 31, 2000


DEAR SHAREHOLDER


On December 31, 2000, the Fund's net asset value per share was $766.77, compared to December 31, 1999 when the net asset value per share was $761.82. The Fund's total return for the year ended December 31, 2000 was +0.88%, and since inception (July 11, 1996) to December 31, 2000, the Fund had a cumulative total return of +53.45%. During these same two periods, the unmanaged Standard & Poor's 500 Composite Index had a total return of -9.10% and a cumulative total return of +118.65%, respectively. The Fund has posted total returns of +2.59%, +34.19%, +10.10% and +0.36%, for the period since inception to December 31, 1996, and the years ended 1997, 1998 and 1999, respectively.

A near mirror image of the stock market's performance of 1999 resulted in a year in which most stocks advanced even as the tele-communications, media, and technology groups were crumbling under the strain of extended valuations. For the Somerset Exchange Fund, advances in our holdings of health care, financial, and retailing stocks offset the broad-based declines of our technology holdings, and resulted in the fifth-straight year of positive returns since its inception in July 1996.

The Fund's four best-performing stocks for the year 2000 were all in the health care field and each more than doubled during the year. HEALTHSOUTH Corporation's valuation tripled during calendar year 2000, which brought its price back to where it had finished 1998. Caremark Rx, Inc. posted a 168% advance during the period, while Mid Atlantic Medical Services, Inc. advanced by 138% and St. Jude Medical, Inc. produced a gain of 100%. Rounding out the list of the Fund's top five performers was Washington Mutual, Inc., which gained 105% for the year.

Nearly exactly offsetting the extraordinary returns in the top-performing groups were the thrashing of the Fund's telecommunications and technology stocks, many of whose prices were more than cut in half during 2000. On the list of the Fund's worst-performing companies for 2000 were: RCN Corporation, which suffered a decline of 86%; Lucent Technologies Inc., which declined by 81%; Informix Corporation, declining by 75%; WorldCom, Inc., by 74%; AT&T Corp., which lost 66% of its value; Pinnacle Systems, Inc., which dropped by 63%; IKON Office Solutions, Inc., by 63%; and Motorola, Inc., which declined by 58% during the year.

It was a year in which extreme levels of positive and negative returns largely offset each other, as the Fund's equity portfolio showed only a marginal gain for the year. The common stock portfolio was valued at $117.1 million on December 31, 2000, less than $1 million higher than its value at the end of 1999. Levels of volatility were so high during 2000 that more than half of the Fund's holdings either advanced or declined by at least 30%. At December 31, 2000, the Fund's five largest common stock holdings were Watson Pharmaceuticals, Inc., Pfizer, Inc., Washington Mutual, Inc., General Electric Company and Abbott Laboratories. These five positions had a combined value of $27.3 million at December 31, 2000, and accounted for 23.3% of the Fund's common stock portfolio.

One of the Fund's primary sources of income is the quarterly dividend paid by the two preferred stocks, Banesto Holdings, 10.5% (476,786 shares, with a quarterly dividend of $0.65625 per share) and Indosuez Holdings, 10.375% (379,000 shares, with a quarterly dividend of $0.64844 per share). The combined dollar value of the two preferred stocks on December 31, 2000 was $21,871,436, a loss of approximately $700,000 for the fiscal year.


Portfolio Matters
At the Fund's inception, we initiated two loans to purchase the preferred stocks as well as to pay the Fund's initial expenses. We borrowed $25 million based upon the three-month London Interbank Offered Rate (LIBOR) and it has been rolled quarterly since inception. An additional $3 million was borrowed on the one-year LIBOR rate. Sufficient cash balances were available to allow the Fund to pay down $2 million of this $3 million loan on July 11, 1997, its one-year anniversary, and to pay down an additional $500,000 in the second quarter of 1999. On August 9, 2000, we paid the remaining $500,000. The Fund's remaining debt is a $25 million quarterly loan incurred at inception. On October 15, 2000, this loan was rolled over with an annualized interest rate at 7.38125% (a 0.60% margin is built in to the rate paid by the Fund).

The Fund also entered into two fixed-for-floating interest-rate swap agreements with Goldman Sachs Financial Products (GSFP) at inception. These swaps, designed to insulate the Fund from the effects of rising short-term interest rates on its borrowed funds, were executed on notional amounts of $14 million and $10 million. In this structure, the Fund pays a fixed rate of 6.89% (annualized) and receives payments based on the prevailing three-month LIBOR rate, which has a term of five years from the Fund's inception. Both the $25 million loan facility and the interest-rate swap agreements are reset on a quarterly basis, and both have shown similar rate adjustments at each reset period. At the October 15, 2000 reset of the swap, the rate the Fund received from GSFP was increased to 6.79813% (annualized), an increase of 0.06438%. Thus, the interest rate swaps are continuing to move in line with the rate the Fund is charged on its borrowed funds, and thus accomplishing their intended objective of insulating the Fund from changes in short-term interest rates. The purpose of the swap transaction was to seek to insulate the Fund from the potentially damaging impact on income of rising short-term interest rates arising from the Fund's large borrowings based on these short-term interest rates. It is not anticipated that the swaps will act as a hedge against a decline in the principal value of the preferred stocks resulting from an increase in long-term interest rates.

During the second quarter of the year, the Fund's swap counterparty (Goldman Sachs) requested that the Fund agree to transfer the two interest-rate swaps from GSFP, a triple A-rated entity to their single A-rated entity, Goldman Sachs Capital Markets (GSCM). GSFP agreed to make an upfront payment to the Fund in return for the Fund's consent to transfer the swaps to GSCM. Goldman Sachs proposed that the economic terms of the swap remain unchanged and that upon assignment of the swaps from GSFP to GSCM, the Fund received a one-time payment in compensation for the agreed change during the fourth quarter of the year.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Eric S. Mitofsky)
Eric S. Mitofsky
Senior Vice President and Portfolio Manager


February 8, 2001




Somerset Exchange Fund, December 31, 2000


PROXY RESULTS

During the six-month period ended December 31, 2000, Somerset
Exchange Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 17, 2000.
The description of each proposal and number of shares voted are as follows:
                                                                             Shares Voted    Shares Voted
                                                                                 For           Abstain
1. To elect the Fund's Board of Trustees:  Terry K. Glenn                       74,821          7,926
                                           M. Colyer Crum                       74,821          7,926
                                           Laurie S. Hodrick                    74,821          7,926
                                           Jack B. Sunderland                   74,821          7,926
                                           Stephen B. Swensrud                  74,821          7,926
                                           J. Thomas Touchton                   74,821          7,926
                                           Fred G. Weiss                        74,821          7,926
                                           Arthur Zeikel                        74,821          7,926
                                                                     Shares Voted    Shares Voted    Shares Voted
                                                                         For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
  independent auditors for the current fiscal year.                     76,248           379            6,121


Somerset Exchange Fund, December 31, 2000

SCHEDULE OF INVESTMENTS                                                                    (in US dollars)
Common Stock                                                                  Shares                 Percent of
Sectors          Industries                       Investments                  Held         Value    Net Assets
Basic            Aluminum                ++MAXXAM Inc.                        64,000     $    972,000      0.8%
Materials
                 Chemicals               du Pont (E.I.) de Nemours
                                         and Company                          40,000        1,932,500      1.7

                 Chemicals--Diverse      ++Airgas, Inc.                       24,000          163,500      0.1

                 Paper & Forest          Longview Fibre Company               29,140          393,390      0.3
                 Products

Capital Goods    Electrical Equipment    General Electric Company             83,826        4,018,409      3.5
                                         Honeywell International Inc.         10,715          506,953      0.5

                 Engineering &           ++Jacobs Engineering Group Inc.      77,250        3,567,984      3.1
                 Construction

                 Manufacturing           Dover Corporation                    13,800          559,762      0.5
                                         Tyco International Ltd.              25,000        1,387,500      1.2

                 Pollution Control       World Fuel Services Corporation      69,000          483,000      0.4

Consumer         Auto Parts              Bandag, Incorporated (Class A)        6,200          207,700      0.2
Cyclicals
                 Entertainment           ++Pinnacle Systems, Inc.            240,000        1,770,000      1.6
                                         The Walt Disney Company              87,000        2,517,562      2.2

                 Hotel/Motel             ++Harrah's Entertainment, Inc.       40,000        1,055,000      0.9
                                         ++Park Place Entertainment
                                         Corporation                          61,300          731,769      0.7

                 Household Furniture     Bassett Furniture Industries,
                 & Appliances            Incorporated                         12,000          135,000      0.1
                                         Leggett & Platt, Incorporated        86,000        1,628,625      1.4

                 Leisure Time            ++Lakes Gaming Inc.                  15,325          143,672      0.1

                 Office Equipment &      IKON Office Solutions, Inc.          10,000           25,000      0.0
                 Supplies

                 Publishing--Newspaper   Tribune Company                      28,325        1,196,731      1.0

                 Restaurants             Bob Evans Farms, Inc.                50,000        1,065,625      0.9
                                         Darden Restaurants, Inc.             18,605          425,589      0.4
                                         McDonald's Corporation                8,510          289,340      0.3

                 Retail--General         Casey's General Stores, Inc.         30,000          448,125      0.4
                 Merchandise

                 Retail--Specialty       Amplicon, Inc.                      125,000        1,250,000      1.1
                                         ++Office Depot, Inc.                 72,000          513,000      0.4
                                         Regis Corporation                    30,000          435,000      0.4
                                         ++Sunglass Hut International, Inc.   12,000           61,500      0.1

                 Specialized             ++Catalina Marketing Corporation     69,000        2,686,687      2.4
                 Services                ++Modis Professional Services, Inc.  30,600          126,225      0.1
                                         ++Service Corporation International  12,000           21,000      0.0
                                         The ServiceMaster Company            82,518          948,957      0.8

                 Textiles--Apparel       Russell Corporation                  19,900          307,206      0.3
                 Manufacturing

Consumer         Beverages--             The Coca-Cola Company                13,800          840,937      0.8
Staples          Soft Drink              Panamerican Beverages, Inc.
                                         (Class A)(US Registered Shares)      28,000          397,250      0.3

                 Foods                   ++Agribrands International, Inc.        600           32,100      0.0
                                         Archer-Daniels-Midland Company       13,227          198,405      0.2
                                         General Mills, Inc.                   8,000          356,500      0.3
                                         H.J. Heinz Company                   16,200          768,488      0.7
                                         Ralston-Purina Group                 18,000          470,250      0.4

                 Household Products      ++Energizer Holdings, Inc.            6,000          128,250      0.1
                                         The Procter & Gamble Company         22,162        1,738,332      1.5

                 Retail--Food Chains     Albertson's, Inc.                     7,500          198,750      0.2
                                         ++Safeway Inc.                       24,000        1,500,000      1.3
                                         ++Smart & Final Inc.                 60,000          510,000      0.4

                 Tobacco                 Philip Morris Companies Inc.         41,013        1,804,572      1.6
                                         UST Inc.                            100,000        2,806,250      2.5

Energy           Oil--International      Exxon Mobil Corporation              33,000        2,868,937      2.5


Somerset Exchange Fund, December 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                        (in US dollars)
Common Stock                                                                  Shares                 Percent of
Sectors          Industries                       Investments                  Held         Value    Net Assets
Healthcare       Healthcare--            Abbott Laboratories                  75,370     $  3,650,734      3.2%
                 Diversified             Johnson & Johnson                    19,600        2,059,225      1.8

                 Healthcare--Drugs       Pfizer Inc.                         106,575        4,902,450      4.3
                                         ++Watson Pharmaceuticals, Inc.      200,000       10,237,500      9.0

                 Healthcare--HMOs        ++Caremark Rx, Inc.                 175,000        2,373,437      2.1
                                         ++Mid Atlantic Medical
                                         Services, Inc.                       21,240          420,818      0.4

                 Healthcare--            ++Apria Healthcare Group Inc.        39,060        1,162,035      1.0
                 Miscellaneous           ++HEALTHSOUTH Corporation           113,730        1,855,221      1.6
                                         ++HEARx, Ltd.                         6,000            8,250      0.0

                 Hospital Management     ++Tenet Healthcare Corporation       25,000        1,110,938      1.0

                 Medical Products        ++St. Jude Medical, Inc.             50,000        3,071,875      2.7

Interest Rate    Banks--Money Center     ++The Chase Manhattan
Sensitive                                Corporation                          15,000          681,562      0.6

                 Banks--Regional         First Union Corporation               8,400          233,625      0.2
                                         Northern Trust Corporation           37,800        3,083,063      2.7
                                         PNC Bank Corp.                       18,860        1,377,959      1.2
                                         Wells Fargo Company                  21,000        1,169,438      1.0

                 Financial--             Bank One Corporation                 38,451        1,408,268      1.2
                 Miscellaneous           Forest City Enterprises, Inc.
                                         (Class A)                            66,000        2,587,200      2.3
                                         ++MFN Financial Corporation             108              473      0.0
                                         MFN Financial Corporation
                                         (Series A) (Warrants) (a)               126                8      0.0
                                         MFN Financial Corporation
                                         (Series B) (Warrants) (a)               126                1      0.0
                                         MFN Financial Corporation
                                         (Series C) (Warrants) (a)               126                1      0.0
                                         USA Education Inc.                   14,385          978,180      0.8

                 Insurance--Brokers      Marsh & McLennan Companies, Inc.     13,200        1,544,400      1.4

                 Insurance--Multiline    American International Group, Inc.   21,154        2,084,991      1.8

                 Insurance--Property     The Commerce Group, Inc.             50,000        1,359,000      1.2
                 Savings & Loan          National Commerce Bancorporation     32,550          805,613      0.7
                                         Washington Mutual, Inc.              84,672        4,492,908      3.9

Miscellaneous    Miscellaneous           ++Imation Corp.                         286            4,433      0.0
                                         Minnesota Mining and
                                         Manufacturing Company (3M)            2,860          344,630      0.3

Technology       Computer Software       ++Informix Corporation               13,273           39,404      0.0
                                         ++Parametric Technology
                                         Corporation                          14,000          188,125      0.2
                                         ++Sungard Data Systems Inc.          16,200          763,425      0.7

                 Computer Systems        ++3Com Corporation                    6,000           51,000      0.0
                                         ++Agilent Technologies, Inc.          6,102          334,084      0.3
                                         ++The Cerplex Group, Inc.             5,350               54      0.0
                                         Compaq Computer Corporation          31,500          474,075      0.4
                                         Hewlett-Packard Company              32,000        1,010,000      0.9
                                         International Business
                                         Machines Corporation                 26,000        2,210,000      1.9
                                         ++Palm, Inc.                          8,899          251,953      0.2

                 Electronics--           ++GenRad, Inc.                       25,000          250,000      0.2
                 Instruments

                 Electronics--           Intel Corporation                    32,000          968,000      0.8
                 Semiconductors          Motorola, Inc.                       94,500        1,913,625      1.7
                                         ++Solectron Corporation              78,000        2,644,200      2.3

                 Telecommunications      AT&T Corp.                           12,300          212,944      0.2
                                         ++Avaya Inc.                          1,916           19,759      0.0
                                         Lucent Technologies Inc.             23,003          310,540      0.3
                                         ++NCR Corporation                       512           25,152      0.0
                                         ++WorldCom, Inc.                     28,903          404,642      0.4

Tele-            Utilities--             ALLTEL Corporation                   35,000        2,185,312      1.9
communications   Telecommunications      ++Commonwealth Telephone
                                         Enterprises, Inc. (Class B)          23,333          863,321      0.8
                                         ++RCN Corporation                    70,000          441,875      0.4
                                         Telephone and Data Systems, Inc.     11,300        1,017,000      0.9

Transportation   Truckers                ++FedEx Corp.                        13,760          549,850      0.5
                                         ++TransFinancial Holdings, Inc.      34,221           19,232      0.0



Somerset Exchange Fund, December 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                        (in US dollars)
Common Stock                                                                  Shares                 Percent of
Sectors          Industries                       Investments                  Held         Value    Net Assets
Utilities        Electric Utilities      ++Citizens Communications Company    26,637     $    349,611      0.3%

                                         Total Investments in Common Stock                117,098,751    102.4

Preferred Stock  Banks--Foreign          Banesto Holdings (10.50%,
                                         Series A)*                          476,786       12,396,436     10.8
                                         Indosuez Holdings (10.375%,
                                         Series A)*                          379,000        9,475,000      8.3

                                         Total Investments in Preferred Stock              21,871,436     19.1

Short-Term       Commercial Paper**      General Motors Acceptance Corp.,
Investments                              6.75% due 1/02/2001                $414,000          413,690      0.4

                                         Total Investments in
                                         Short-Term Securities                                413,690      0.4

                                         Total Investments, at Value                      139,383,877    121.9

                                         Unrealized Depreciation on
                                         Interest Rate Swaps                                 (89,952)     (0.1)

                                         Liabilities In Excess of Other Assets           (24,905,713)    (21.8)
                                                                                         ------------    ------
                                         Net Assets                                      $114,388,212    100.0%
                                                                                         ============    ======

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
++Non-income producing security.
*The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 2000


STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 2000
Assets:             Investments, at value (cost--$97,398,728)                                               $139,383,877
                    Receivables:
                      Dividends                                                           $     661,071
                      Interest rate swap contracts                                                2,239          663,310
                                                                                           ------------
                    Prepaid expenses and other assets                                                             54,123
                                                                                                            ------------
                    Total assets                                                                             140,101,310
                                                                                                            ------------

Liabilities:        Loans                                                                                     25,000,000
                    Unrealized depreciation on interest rate swaps                                                89,952
                    Payables:
                      Interest on loans                                                    $    384,441
                      Investment adviser                                                        168,731
                      Administrator                                                              56,243
                      Commitment fees                                                             2,302          611,717
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        11,429
                                                                                                            ------------
                    Total liabilities                                                                         25,713,098
                                                                                                            ------------

Net Assets:         Net assets                                                                              $114,388,212
                                                                                                            ============

Net Assets          Capital stock                                                                           $ 72,493,015
Consist of:         Unrealized appreciation on investments and interest rate swaps--net                       41,895,197
                                                                                                            ------------
                    Net assets--Equivalent to $766.77 per share based on
                    149,182 shares of beneficial interest outstanding                                       $114,388,212
                                                                                                            ============

                    See Notes to Financial Statements.



Somerset Exchange Fund, December 31, 2000

STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 2000
Investment          Dividends                                                                               $  3,575,319
Income:             Interest and discount earned                                                                  29,661
                                                                                                            ------------
                    Total income                                                                               3,604,980
                                                                                                            ------------

Expenses:           Loan interest expense                                                  $  1,799,358
                    Investment advisory fees                                                    665,012
                    Administrative fees                                                         221,670
                    Interest rate swap expense                                                   83,228
                    Professional fees                                                            71,324
                    Trustees' fees and expenses                                                  19,580
                    Printing and shareholder reports                                             16,878
                    Borrowing costs                                                               9,606
                    Transfer agent fees                                                           3,426
                    Other                                                                         3,013
                                                                                           ------------
                    Total expenses                                                                             2,893,095
                                                                                                            ------------
                    Investment income--net                                                                       711,885
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (316,803)
Unrealized          Change in unrealized appreciation on investments--net                                        584,220
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $    979,302
                                                                                                            ============

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                     December 31,
Increase (Decrease) in Net Assets:                                                              2000             1999
Operations:         Investment income--net                                                 $    711,885     $    397,081
                    Realized loss on investments--net                                         (316,803)      (1,675,150)
                    Change in unrealized appreciation on investments--net                       584,220        1,675,409
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        979,302          397,340
                                                                                           ------------     ------------

Distributions to    Investment income--net                                                    (242,018)        (248,253)
Shareholders:       In excess of realized gain on investments--net                                   --          (7,257)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                             (242,018)        (255,510)
                                                                                           ------------     ------------

Beneficial          In-kind redemption of beneficial interest                                  (78,750)      (2,507,802)
Interest                                                                                   ------------     ------------
Transactions:

Net Assets:         Total increase (decrease) in net assets                                     658,534       (2,365,972)
                    Beginning of year                                                       113,729,678      116,095,650
                                                                                           ------------     ------------
                    End of year                                                            $114,388,212     $113,729,678
                                                                                           ============     ============
                    See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 2000

STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 2000
Cash Provided       Net increase in net assets resulting from operations                                    $    979,302
by Operating        Adjustments to reconcile net increase in net assets
Activities:         resulting from operations to net cash provided
                    by operating activities:
                      Decrease in receivables                                                                       402
                      Increase in other assets                                                                  (30,155)
                      Decrease in payables                                                                      (48,781)
                      Realized and unrealized gain on investments--net                                         (267,417)
                      Amortization of discount                                                                  (29,541)
                                                                                                            ------------
                    Net cash provided by operating activities                                                    603,810
                                                                                                            ------------

Cash Provided by    Proceeds from sales and maturities of short-term investments                             118,191,000
Investing           Purchases of short-term investments                                                    (118,053,260)
Activities:                                                                                                 ------------
                    Net cash provided by investing activities                                                    137,740
                                                                                                            ------------

Cash Used for       Repayments of borrowings                                                                   (500,000)
Financing           Distributions paid to shareholders                                                         (242,018)
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                     (742,018)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                           (468)
                    Cash at beginning of year                                                                        468
                                                                                                            ------------
                    Cash at end of year                                                                               --
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  1,802,531
Information:                                                                                                ============

Non-Cash            In-kind redemption of beneficial interest                                               $     78,750
Financing                                                                                                   ============
Activities:

See Notes to Financial Statements.




Somerset Exchange Fund, December 31, 2000

FINANCIAL HIGHLIGHTS
<CAPTION

                                                                                                                For the
                                                                                                                Period
                                                                                                                July 11,
The following per share data and ratios have been derived                      For the Year Ended              1996++ to
from information provided in the financial statements.                            December 31,                   Dec.31,
Increase (Decrease) in Net Asset Value:                         2000           1999         1998       1997       1996
Per Share           Net asset value, beginning
Operating           of period                                  $  761.82     $ 760.86    $ 692.47   $ 516.04    $ 503.02
Performance:        Capital charge resulting from
                    issuance of shares                                --           --          --         --      (3.02)
                                                               ---------    ---------   ---------  ---------   ---------

                    Net asset value, beginning of
                    period, net of capital charges                761.82       760.86      692.47     516.04      500.00
                                                               ---------    ---------   ---------  ---------   ---------
                    Investment income--net                          4.77         2.78        3.29       3.18        2.01
                    Realized and unrealized gain
                    (loss) on investments--net
                    (including discount for
                    restricted securities)                          1.80        (.14)       66.62     173.25       14.03
                                                               ---------    ---------   ---------  ---------   ---------
                    Total from investments operations               6.57         2.64       69.91     176.43       16.04
                                                               ---------    ---------   ---------  ---------   ---------
                    Less distributions:
                      Investment income--net                      (1.62)       (1.63)      (1.52)         --          --
                      In excess of realized
                      gain on investments--net                        --        (.05)          --         --          --
                                                               ---------    ---------   ---------  ---------   ---------
                    Total distributions                           (1.62)       (1.68)      (1.52)         --          --
                                                               ---------    ---------   ---------  ---------   ---------
                    Net asset value,
                    end of period                              $  766.77     $ 761.82    $ 760.86   $ 692.47    $ 516.04
                                                               =========    =========   =========  =========   =========

Total Investment    Based on net asset value
Return:             per share                                       .88%         .36%      10.10%     34.19%    2.59%+++
                                                               =========    =========   =========  =========   =========
                    Based on net asset value,
                    net of capital charge                           .88%         .36%      10.10%     34.19%    3.21%+++
                                                               =========    =========   =========  =========   =========

Ratios to Average   Expenses, excluding
Net Assets:         interest expense                                .91%        1.09%        .94%       .94%      1.05%*
                                                               =========    =========   =========  =========   =========
                    Expenses                                       2.60%        2.78%       2.71%      3.13%      3.78%*
                                                               =========    =========   =========  =========   =========
                    Investment income--net                          .64%         .35%        .46%       .53%       .87%*
                                                               =========    =========   =========  =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                              $114,388     $113,730    $116,096   $106,296    $ 79,315
                                                               =========    =========   =========  =========   =========
                    Portfolio turnover                              .00%         .00%        .00%       .00%        .00%
                                                               =========    =========   =========  =========   =========

Leverage:           Amount of borrowings
                    outstanding, end of period
                    (in thousands)                             $  25,000     $ 25,500    $ 26,000   $ 26,000    $ 28,000
                                                               =========    =========   =========  =========   =========
                    Average amount of
                    borrowings outstanding during
                    the period (in thousands)                  $  25,306    $  25,766   $  26,000   $ 27,047    $ 28,000
                                                               =========    =========   =========  =========   =========
                    Average amount of borrowings per
                    share during the period                    $  169.60    $  170.67   $  169.72   $ 175.89    $ 182.17
                                                               =========    =========   =========  =========   =========


++Commencement of operations.
+++Aggregate total investment return.
*Annualized.

See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.
Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company that makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges, but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by Merrill Lynch Investment Managers, L.P. ("MLIM") or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund engages in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not generally expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.

(d) Security transactions and investment income--Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-date. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2004. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.


Somerset Exchange Fund, December 31, 2000


(e) Distributions--Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. Distributions of cash in excess of realized capital gains are due primarily to differing tax treatments for post-October losses. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current and prior years' permanent bank/tax differences have been reclassified between undistributed net investment income, accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of .60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means average weekly value of the total assets of the Fund minus total liabilities.

The Fund has also entered into an Administration Agreement with MLIM whereby MLIM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of .20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLIM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust agrees to provide information and advice relating to securities valuation and portfolio activities. For such services, MLIM pays US Trust a quarterly fee of .05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLIM out of the administration fee at no additional cost to the Fund.

MLIM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLIM pays to US Trust a quarterly fee of .15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLIM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM or PSI.


3. Investments:
Net realized losses for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:
                                     Realized     Unrealized
                                      Losses    Gains (Losses)

Long-term investments            $  (316,803)    $41,985,149
Interest rate swaps                        --       (89,952)
                                  -----------    -----------
Total                            $  (316,803)    $41,895,197
                                  ===========    ===========

The Fund has entered into the following interest rate swaps as of December 31, 2000:

                    Interest Received           Interest Paid
Notional           Current                     Current             Expiration
Amount               Rate          Type          Rate      Type       Date

$24,000,000        6.79813%        Variable*     6.89%     Fixed    7/15/2001

*3-month LIBOR at reset date.

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $108,124,984, all of which related to appreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $31,258,893.


4. Beneficial Interest Transactions:
Shares issued and outstanding decreased by approximately 105 and 3,297 for the years ended December 31, 2000 and December 31, 1999, respectively, as a result of in-kind redemptions.


5. Loans:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. For the year ended December 31, 2000, the average amount borrowed was approximately $25,306,000 and the daily weighted average interest rate was 7.13%. For the year ended December 31, 2000, facility and commitment fees aggregated approximately $9,600.



Somerset Exchange Fund, December 31, 2000


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Somerset Exchange Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Somerset Exchange Fund as of December 31, 2000, the related statements of operations and cash flows for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period July 11, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Somerset Exchange Fund as of December 31, 2000, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 15, 2001



THE BENEFITS AND RISKS OF LEVERAGING


Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements that could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.


Somerset Exchange Fund, December 31, 2000


OFFICERS AND TRUSTEES

Individual Trustees
Terry K. Glenn
M. Colyer Crum
Laurie Simon Hodrick
Stephen B. Swensrud
J. Thomas Touchton
Fred G. Weiss

Jack B. Sunderland and Arthur Zeikel, Trustees of Somerset Exchange Fund, have recently retired. The Fund's Board of Trustees wishes
Messrs. Sunderland and Zeikel well in their retirements.

Officers
Terry K. Glenn, President
Robert C. Doll, Jr., Senior Vice President
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Investment Managers, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.

Legal Counsel
Brown & Wood LLP

Independent Auditors
Deloitte & Touche LLP



The investment objective of Somerset Exchange Fund is to generate long-term returns measured on an after-tax basis (i.e., taking into account taxes payable by shareholders on the Fund's investment income and realized gains) from a diversified portfolio of equity securities.

Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.


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